Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Equity Grant Practices
Timing of Equity Awards.
Annual equity awards are typically approved in a meeting of the Committee in the first quarter of the fiscal year. This meeting is scheduled in advance and targeted to fall after the release of the Company’s earnings for the fourth quarter of the previous year. The Committee believes that consistent timing of annual equity award grants reduces the risk of selecting a grant date with a preferential stock price and positions the Committee to consider the full results for the prior year in determining equity grants. Equity awards may be made outside of the annual grant process in connection with a new hire, promotion, or for another appropriate reason. All such grants must be approved by the Committee.
Practices Related to the Grant of Certain Equity Awards in Relation to the Release of Material Nonpublic Information.
The Company does not currently grant stock options or option-like equity awards to Employees or Directors; therefore, it does not currently have a formal practice or policy with respect to the grant of stock options or option-like awards. During 2025, the Company did not time the disclosure of material nonpublic information to affect the value of other types of executive compensation awards granted.

Award Timing Predetermined	true
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false